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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 (No. 333-     ) of Chancellor Media Corporation of our
report dated May 2, 1997, relating to the financial statements of Century Chicago Broadcasting, L.P., which appears in the Current Report on Form 8-K of Evergreen Media Corporation dated May 30, 1997 and filed June 4, 1997.



PRICE WATERHOUSE LLP

Chicago, Illinois
September 4, 1997